
NEW JERSEY RESOURCES CORPORATION
Consolidating Statement of Retained Earnings
Fiscal Year Ending September 30, 1995

                                     NJRE      CR&R     PPI        PPI        NJR       NJNG     NJNE  Elimination's        NJR
                                                               Consolidated                                             Consolidated
                                 ---------------------------------------------------------------------------------------------------
Balance at September 30, 1994....   (4,707)    909     1,599     (2,199)    13,003     35,056            (32,867)         12,993
Net Income.......................  (10,245)    (67)      (74)   (10,386)       686     33,703     782           0         24,785
Cash Dividends Declared..........        0    (816)        0       (816)         0    (25,974)      0           0        (26,790)
Balance at September 30, 1995....  (14,952)     26     1,525    (13,401)    13,689     42,785     782     (32,867)        10,988

NEW JERSEY RESOURCES CORPORATION                                                                                           23-Feb-96
Consolidating Income Statement                                                                                           12:26:47 PM
Twelve Months Ended September 30, 1995

                                      ----------------------------------------------------------------------------------------------
                                                                                     CONSOLIDATING                       CONSOL
                                        NJRE      CR&R          PPI     PARADIGM   DR           (CR)                    PARADIGM
                                      ----------------------------------------------------------------------------------------------
OPERATING REVENUE ....................    557    12,770           0        0                                             13,327
                                      ----------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                  6,054   (H)
  Gas Purchases.......................      0         0           0        0                                                  0
  Operations & Maintenance............    530     2,952           0        0                                              3,482

  Depreciation & Amortization.........      0     1,985           0        0                                              1,985
  Dry hole costs......................      0                                                                                 0
  Gross Receipts Tax, etc. ...........      0     1,466           0        0                                              1,466
  FIT.................................   (320)      586           0        0                                                266
                                      ----------------------------------------------------------------------------------------------
    TOTAL OPERATING EXPENSES..........    210     6,989           0        0          0          0                        7,199
                                      ----------------------------------------------------------------------------------------------
OPERATING INCOME......................    347     5,781           0        0                                              6,128

Other Income (Expense)................      0    (1,840)          0        0                                             (1,840)
FIT--Other Income (Expense)...........      0       644           0        0                                                644
                                      ----------------------------------------------------------------------------------------------
OTHER INCOME--NET.....................      0    (1,196)          0        0          0          0                       (1,196)
                                      ----------------------------------------------------------------------------------------------
INCOME BEFORE INTEREST CHARGES........    347     4,585           0        0          0          0                        4,932
                                      ----------------------------------------------------------------------------------------------
INTEREST CHARGES......................  1,532     6,008           0        0                                              7,540
CAPITALIZED INTEREST..................      0    (1,356)          0        0                                             (1,356)
                                      ----------------------------------------------------------------------------------------------
INTEREST CHARGES, NET.................  1,532     4,652           0        0          0          0                        6,184
                                      ----------------------------------------------------------------------------------------------
EQUITY EARNINGS IN SUBS...............      0         0           0  (10,386)   (10,386)                                      0
                                      ----------------------------------------------------------------------------------------------
NET INCOME............................ (1,185)      (67)          0  (10,386)   (10,386)         0                       (1,252)
PREFERRED STOCK DIVIDENDS.............      0         0           0        0                                                  0
                                      ----------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
  OPERATIONS.......................... (1,185)      (67)          0  (10,386)                                            (1,252)

DISCONTINUED OPERATIONS

  Loss from oper., less
    inc tax cred......................   (395)        0         (44)       0                                               (439)

  Loss on disp, inc. prov. for loss
    during phase out.................. (8,665)        0         (30)       0                                             (8,695)

NET INCOME............................(10,245)      (67)        (74) (10,386)                                           (10,386)
                                      ==============================================================================================
                              ------------------------------------------------------------------------------------------------------
                                                                                    RECLASS      CONSOLIDATING          CONSOL
                                NJR   NJNE          NJNG      PARADIGM   TOTAL    DR     (CR)   DR         (CR)          TOTAL
                              ------------------------------------------------------------------------------------------------------
                                                                                                6,054 (H)
OPERATING REVENUE ..........     0   23,711       426,662    13,327     463,700                 3,017 (C)               454,593
                                                                                                   36 (D)
                             -------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                                         6,054 (H)
  Gas Purchases.............     0   21,609       235,567         0     257,176                               36 (D)    251,086
  Operations & Maintenance.. 3,289      765        58,587     3,482      66,123                            3,017 (C)     59,233
                                                                                                           3,873 (E)          0
  Depreciation & Amortization   91        2        20,944     1,985      23,022                                          23,022
  Dry hole costs............                                      0           0                                               0
  Gross Receipts Tax, etc. .    69      129        44,353     1,466      46,017                                          46,017
  FIT.......................    (4)     421        15,284       266      15,967                 2,906 (G)  2,906 (G)     15,967
                             -------------------------------------------------------------------------------------------------------
    TOTAL OPERATING EXPENSES 3,445   22,926       374,735     7,199     408,305                                         395,325
                             -------------------------------------------------------------------------------------------------------
OPERATING INCOME............(3,445)     785        51,927     6,128      55,395                                          59,268

Other Income (Expense)...... 4,876                  1,386    (1,840)      4,422                 3,873 (E)      5 (F)        554
FIT--Other Income (Expense).  (351)                  (485)      644        (192)                                           (192)
                             -------------------------------------------------------------------------------------------------------
OTHER INCOME--NET........... 4,525        0           901    (1,196)      4,230                                             362
                             -------------------------------------------------------------------------------------------------------
INCOME BEFORE INTEREST
  CHARGES .................. 1,080      785        52,828     4,932      59,625                                          59,630
                             -------------------------------------------------------------------------------------------------------
INTEREST CHARGES............   399        3        18,733     7,540      26,675                                          26,675
CAPITALIZED INTEREST........     0                 (1,237)   (1,356)     (2,593)                                         (2,593)
                             -------------------------------------------------------------------------------------------------------
INTEREST CHARGES, NET.......   399        3        17,496     6,184      24,082                                          24,082
                             -------------------------------------------------------------------------------------------------------
EQUITY EARNINGS IN SUBS ....     0                      0         0           0                     0 (A)                     0
                             -------------------------------------------------------------------------------------------------------
NET INCOME..................   681      782        35,332    (1,252)     35,543                                          35,548

PREFERRED STOCK DIVIDENDS...     0                  1,629         0       1,629                                           1,629
                             -------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
  OPERATIONS................   681      782        33,703    (1,252)     33,914                                          33,919

DISCONTINUED OPERATIONS
  Loss from oper., less
    inc tax cred. ..........     0        0             0      (439)       (439)                                           (439)

  Loss on disp, inc. prov.
    for loss during phase out    0        0             0    (8,695)     (8,695)                                         (8,695)

NET INCOME..................   681      782        33,703   (10,386)     24,780                                          24,785

                             =======================================================================================================
                                            WEIGHTED SHARES      17,604,951 EARNINGS PER SHARE CONTINUING OPERATIONS      $1.93
                                                                                                                          =====
                                                                            EARNINGS PER SHARE DISCOUNTINUED OPERATIONS   $3.41
                                                                                                                          =====

NEW JERSEY RESOURCES CORPORATION                                                                                           23-Feb-96
Consolidating Balance Sheet                                                                                              12:25:28 PM
September 30, 1995
                                                                      ASSETS
                                      ----------------------------------------------------------------------------------------------
                                      NJRE      NJRE                                          CONSOLIDATING            NJR DEVEL.
                                      CONT.    DISCONT.     CR&R       PPI      PARADIGM      DR         (CR)             CORP
                                      ----------------------------------------------------------------------------------------------
PROP, PLANT & EQUIP
  Utility plant ......................      0         0           0        0          0                                       0
  Accumulated depreciation ...........      0         0           0        0          0                                       0
  Oil and gas properties .............      0         0           0        0          0                                       0
  Accumulated amortization ...........      0         0           0        0          0                                       0
  Furniture & Fixtures ...............      0         0           0       21          0                      21 (5)           0
  Real estate properties .............      0         0      49,509        0          0                                  49,509
  Accumulated depreciation ...........      0         0      (7,728)      (9)         0          9 (5)                   (7,728)
                                      ----------------------------------------------------------------------------------------------
    Prop plant & equip--net ..........      0         0      41,781       12          0          9           21          41,781
                                      ----------------------------------------------------------------------------------------------

CURRENT ASSETS
  Cash & Temp. Invest. ...............      1        88          29        7          1                                     126
  Construction Fund                         0         0           0        0          0                                       0
  Customer A/R .......................      0     1,998       1,087    2,500          0                   1,441 (3)       4,144
  Unbilled revenue ...................      0         0           0        0          0                                       0
  Allow for doubtful a/c's ...........      0         0         (65)       0          0                                     (65)
  Deferred gas costs .................      0         0           0        0          0                                       0
  Gas in storage .....................      0         0           0        0          0                                       0
  Materials & supplies ...............      0         0           0        0          0                                       0
  Prepaid state taxes ................      0         0           0        0          0                                       0
  Net Assets Held for Disposal              0    14,347      52,650        0          0                                  66,997
  Other ..............................    184       180          41        7        204                     204 (4)         412
                                      ----------------------------------------------------------------------------------------------
    Total current assets .............    185    16,613      53,742    2,514        205          0        1,645          71,614
                                      ----------------------------------------------------------------------------------------------

DEFERRED FIT .........................    886     3,860       1,216      (72)          0                  5,850 (2)           0


DEFERRED CHARGES & OTHER
  Investment.......................... 10,709                                                                            10,709
  Regulatory Assets...................                                                                                        0
  Other ..............................               10          49        0                 1,441 (3)                    1,512
                                      ----------------------------------------------------------------------------------------------
  Total Deferred Charges & Other ..... 10,709        10          49        0           0        12 (5)                   12,221
                                      ----------------------------------------------------------------------------------------------

INVESTMENT IN SUBSIDIARIES
  NJNG ...............................      0         0           0        0          0                                       0
  NJNR ..............................       0         0           0        0    (13,014)    13,014 (1)                        0
  CR&R ...............................      0         0           0        0     10,549                  10,549 (1)           0
  PPI ................................      0         0           0        0      1,524                   1,524 (1)           0
  PARADIGM ...........................      0         0           0        0          0                                       0
  NJR Energy Serv. ...................      0         0           0        0          0                                       0
                                      ----------------------------------------------------------------------------------------------
    Total investment in subs .........      0         0           0        0      (941)     13,014       12,073               0
                                      ----------------------------------------------------------------------------------------------

INTERCOMPANY
  NJR ................................(20,876)  (13,571)    (77,163)     112         (1)                               (111,499)
  NJNG ...............................      0         0          25       (5)         0                                      20
  NJRE ...............................  2,790    (2,790)          0        0          0                                       0
  CR&R ............................... 11,331   (11,331)          0        0          0                                       0
  PPI ................................      0         0           0        0          0                                       0
  NJNE ...............................      0         0           0        0          0                                       0
  Paradigm ...........................      0         0           0        0          0                                       0
  Lighthouse One .....................      0         0           0        0          0                                       0
                                      ----------------------------------------------------------------------------------------------
    Total intercompany ............... (6,755)  (27,692)    (77,138)     107         (1)         0            0        (111,479)
                                      ----------------------------------------------------------------------------------------------

INTERCOMPANY-FIT .....................    (18)   (3,374)     (1,221)     225          0                                  (4,388)
                                      ----------------------------------------------------------------------------------------------
    TOTAL ASSETS .....................  5,007   (10,583)     18,429    2,786       (737)    14,476       19,629           9,749
                                      ==============================================================================================



                                                          ASSETS
                              ------------------------------------------------------------------------------------------------------
                                                                                   RECLASS           CONSOLIDATING       CONSOL
                                NJR      NJNE      NJNG      PARADIGM   TOTAL      DR    (CR)        DR   (CR)           TOTAL
                              ------------------------------------------------------------------------------------------------------
PROP, PLANT & EQUIP
  Utility plant ............     0        0       736,519         0     736,519                               85 (F)    736,434
  Accumulated depreciation       0        0      (182,080)        0    (182,080)                                       (182,080)
  Oil and gas properties ...     0        0             0         0           0                                               0
  Accumulated amortization .     0        0             0         0           0                                               0
  Furniture & Fixtures .....   742       67             0         0         809           809 (1)                             0
  Real estate properties ...     0        0             0    49,509      49,509                                          49,509
  Accumulated depreciation .  (448)      (2)            0    (7,728)     (8,178)  450 (1)                                (7,728)
                              ---------------------------------------------------------------------------------------------------
    Prop plant & equip--net    294       65       554,439    41,781     596,579                                         596,135
                              ---------------------------------------------------------------------------------------------------

CURRENT ASSETS
  Cash & Temp. Invest. .....   161      166           612       126       1,065                                           1,065
  Construction Fund              0        0        12,500         0      12,500                                          12,500
  Customer A/R .............     0    5,051        11,678     4,144      20,873           677 (6)                        20,196
  Unbilled revenue .........     0        0         9,768         0       9,768                                           9,768
  Allow for doubtful a/c's .     0      (53)         (304)      (65)       (422)                                          (422)
  Deferred gas costs .......     0        0        17,098         0      17,098                                          17,098
  Gas in storage ...........     0        0        26,703         0      26,703                                          26,703
  Materials & supplies .....     0        0         8,443         0       8,443                                           8,443
  Prepaid state taxes ......     0        0        18,041         0      18,041                                          18,041
  Net Assets Held for
   Disposal ................     0        0             0    66,997      66,997                                          66,997
  Other ....................10,117        0         1,173       412      11,702   571 (5)                  6,761 (B)      5,512
                              ---------------------------------------------------------------------------------------------------
    Total current assets ...10,278    5,164       105,712    71,614     192,768                                         185,901
                              ---------------------------------------------------------------------------------------------------

DEFERRED FIT ...............   143        0             0         0         143     0 (2) 143 (2)                             0

DEFERRED CHARGES & OTHER ...

 Investment .................                                10,709      10,709                                          10,709
 Regulatory Assets ..........                       22,934        0      22,934                                          22,934
 Other ......................  656                   8,158    1,512      10,326   359 (1)                                10,685
                               --------------------------------------------------------------------------------------------------
 Total Deferred Charges
   & Other ..................  656        0         31,092   12,221      43,969                                          44,328
                               --------------------------------------------------------------------------------------------------

INVESTMENT IN SUBSIDIARIES
  NJNG ....................265,291        0              0        0     265,291                          265,291 (A)           0
  NJNR .....................     0        0              0        0           0                                0 (A)           0
  CR&R .....................     0        0              0        0           0                                0 (A)           0
  PPI ......................     0        0              0        0           0                                0 (A)           0
  PARADIGM .................  (941)       0              0        0        (941)                            (941)(A)           0
  NJR Energy Serv. .........   783        0              0        0         783                              783 (A)           0
                               --------------------------------------------------------------------------------------------------
    Total investment
      in subs .............265,133        0              0        0     265,133                          265,133               0
                               --------------------------------------------------------------------------------------------------

INTERCOMPANY
  NJR ......................     0   (1,523)         1,821 (111,499)   (111,201)    0 (5)   571 (5)                    (111,772)
  NJNG ...................  (1,659)     (38)             0       20      (1,677)                                         (1,677)
  NJRE .................... 34,446        0             97        0      34,543                                          34,543
  CR&R .....................77,415        0             64        0      77,479                                          77,479
  PPI ......................  (112)       0             20        0         (92)                                            (92)
  NJNE ..................... 1,529        0            (11)       0       1,518                                           1,518
  Paradigm .................     1        0              0        0           1                                               1
  Lighthouse One ...........     0        0              0        0           0                                               0
                              ---------------------------------------------------------------------------------------------------
    Total intercompany ....111,620   (1,561)         1,991 (111,479)        571                                0              0
                              ---------------------------------------------------------------------------------------------------

INTERCOMPANY-FIT ........... 3,338      214            836   (4,388)          0                                               0
                              ---------------------------------------------------------------------------------------------------
    TOTAL ASSETS ..........391,462    3,882        694,070    9,749   1,099,163                                         826,364
                              ======================================================================================================



NEW JERSEY RESOURCES CORPORATION                                                                                           23-Jan-95
Consolidating Balance Sheet                                                                                              12:25:28 PM
September 30, 1995


                                                                      LIABILITIES AND STOCKHOLDER EQUITY
                                                ------------------------------------------------------------------------------------
                                                NJRE          NJRE                                        CONSOLIDATING      CONSOL
                                                CONT.       DISCOUNT     CR&R       PPI    PARADIGM      DR         (CR)    PARADIGM
                                                ------------------------------------------------------------------------------------

CAPITALIZATION
  Common stock equity ....................        390     (13,404)    10,549     1,524      (941)    (941)(1)                (941)

  Redeemable preferred stock .............          0           0          0         0         0                                0

  Long-term debt .........................          0           0          0         0         0                                0

                                                ----------------------------------------------------------------------------------
    Total capitalization .................        390     (13,404)    10,549     1,524      (941)    (941)(1)       0        (941)
                                                ----------------------------------------------------------------------------------

CURRENT LIABILITIES
  Current maturities of LTD ..............          0           0          0         0         0                                0
  Notes payable to banks .................          0           0          0         0         0                                0
  Commercial paper .......................          0           0          0         0         0                                0
  Purchased gas ..........................          0           0          0         0         0                                0
  Accounts payable & other ...............          0       3,382      1,548       403       204      204(4)                4,835
  Accrued taxes ..........................          0           0      3,311         0         0                            3,311
  Overrecovered gas costs ................          0           0          0         0         0                                0
  Customer (cr) bal & dep ................          0           0        228         0         0                              228
                                                ----------------------------------------------------------------------------------
    Total current liabil .................          0       3,382      4,587       403       204      204           0       8,372
                                                ----------------------------------------------------------------------------------

DEFERRED CREDITS
  Deferred ITC ...........................          0           0          0         0         0                                0
  Deferred FIT ...........................      1,317        (561)     2,876       674         0     5,890(2)              (1,584)
  Other deferred taxes ...................          0           0          0         0         0                                0
  Other ..................................      3,300           0        417       185         0                            3,902
                                                ----------------------------------------------------------------------------------
    Total deferred credits ...............      4,617        (361)     3,293       899         0     5,890          0       2,318
                                                ----------------------------------------------------------------------------------

      TOTAL CAP & LIAB. ..................      5,007     (10,581)    18,429     2,786      (737)    5,153          0       9,749
                                                ==================================================================================




                                                               LIABILITIES AND STOCKHOLDER EQUITY
                                 ---------------------------------------------------------------------------------------------------
                                                                                   RECLASS                CONSOLIDATING       CONSOL
                                   NJR      NJNE    NJNG    PARADIGM     TOTAL     DR        (CR)         DR         (CR)     TOTAL
                                 ---------------------------------------------------------------------------------------------------

CAPITALIZATION
  Common stock equity .......... 259,004    783    265,291      (941)   524,137              0(3)         265,123(A)        253,919

  Redeemable preferred stock ...       0      0     31,054         0     21,004             85(F)

  Long-term debt ............... 119,200      0    233,027         0    352,227      0 (3)                                  352,227

                                 ---------------------------------------------------------------------------------------------------
    Total capitalization ....... 378,204    783    539,322      (941)   397,368                                             612,350
                                 ---------------------------------------------------------------------------------------------------

CURRENT LIABILITIES
  Current maturities of LTD ....       0      0     2,164          0      2,364                                               2,364
  Notes payable to banks .......       0      0         0          0          0                                                   0
  Commercial paper .............       0      0    16,400          0     16,400                                              16,400
  Purchased gas ................       0      0    29,104          0     29,104                                              29,104
  Accounts payable & other .....   9,324  2,835    24,263      4,853     41,255   677 (6)                  6,761 (B)         33,817
  Accrued taxes ................   2,985      0     5,120      3,311     11,416                            2,906 (G)          3,130
  Overrecovered gas costs ......       0      0         0          0          0                                                   0
  Customer (cr) bal & dep ......       0      0    15,812        228     16,040                                              16,040
                                 ---------------------------------------------------------------------------------------------------
    Total current liabil .......  12,309  2,835    93,063      8,372    116,579                                             106,235
                                 ---------------------------------------------------------------------------------------------------
DEFERRED CREDITS
  Deferred ITC .................       0      0    11,628          0     31,628                                              11,628
  Deferred FIT .................     (15)   143    50,504     (1,584)    49,068   143 (2)    0(2)                   2,905(G) 51,851
  Other deferred taxes .........       0      0         0          0          0                                                   0
  Other ........................     964    121    19,513      3,902     24,500                                              24,500
                                 ---------------------------------------------------------------------------------------------------
    Total deferred credits .....     945    264    81,685      2,318     85,326                                              87,979
                                 ---------------------------------------------------------------------------------------------------

      TOTAL CAP & LIAB. ........ 391,462  3,882   694,070      9,749  1,099,163     0        0                               26,364
                                 ===================================================================================================
